UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  January 1, 2008

                                 LHC GROUP, INC.
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               (Exact Name of Registrant as Specified in Charter)

            Delaware                   8082                  71-0918189
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  (State or Other Jurisdiction     (Commission            (I.R.S. Employer
        of Incorporation)          File Number)          Identification No.)

                          420 West Pinhook Rd., Suite A
                               Lafayette, LA 70503
          (Address of Principal Executive Offices, including Zip Code)

                                 (337) 233-1307
              (Registrant's telephone number, including area code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

       LHC Group, Inc. (the "Company") and Keith G. Myers, Chairman and Chief Executive Officer, entered into a new employment agreement effective January 1, 2008, for Mr. Myers to continue serving as Chairman and Chief Executive Officer of the Company. The employment agreement provides an initial three-year term, after which the agreement will be automatically renewed for additional one-year periods, unless either party gives notice of non-renewal. Pursuant to the employment agreement, the Company will pay Mr. Myers a base salary of not less than $339,900 per year.

       The Company and John L. Indest, President and Chief Operating Officer, entered into a new employment agreement effective January 1, 2008, for Mr. Indest to continue serving as President and Chief Operating Officer of the Company. The employment agreement provides an initial three-year term, after which the agreement will be automatically renewed for additional one-year periods, unless either party gives notice of non-renewal. Pursuant to the employment agreement, the Company will pay Mr. Indest a base salary of not less than $309,000 per year.

       The Company and Peter J. Roman, Senior Vice President and Chief Financial Officer, entered into a newEmployment Agreement effective January 1, 2008, for Mr. Roman to continue serving as Senior Vice President and Chief Financial Officer of the Company. The employment agreement provides an initial three-year term, after which the agreement will be automatically renewed for additional one-year periods, unless either party gives notice of non-renewal. Pursuant to the employment agreement, the Company will pay Mr. Roman a base salary of not less than $200,000 per year.

       The Company and Daryl Doise, Senior Vice President for Corporate Development, entered into a Employment Agreement effective June 1, 2008, for Mr. Doise to continuing serving as Senior Vice President for Corporate Development. The employment agreement provides an initial two-year and seven-month term, expiring December 31, 2010, after which the agreement will be automatically renewed for additional one-year periods, unless either party gives notice of non-renewal. During the employment period, the Company will pay to Mr. Doise base salary of not less than $231,750 per year.

     Each of Mr. Myers, Mr. Indest, Mr. Roman and Mr. Doise are referred to herein as an "Executive."

     Pursuant to the employment agreements, the compensation committee of the Board of Directors of the Company shall review each Executive's base salary annually and may increase (but not decrease) such Executive's base salary from year to year. The annual review of each Executive's salary by the Board will consider, among other things, such Executive's own performance, and the Company's performance.

     Each Executive will be (i) entitled to participate in the Company's executive bonus plan, pursuant to which such Executive will have an opportunity to receive an annual cash bonus based upon the achievement of his individual performance goals established from year to year by the compensation committee of the Board of Directors of the Company, (ii) eligible for grants under the Company's long-term incentive plan of stock options, restricted stock, or such other stock-based awards as the Company makes to similarly situated executives, and (iii) eligible to receive benefits under the Company's welfare benefit plans and programs.

     The employment agreements may be terminated by the Company at any time with or without "cause" (as defined therein), or by the Executive with or without "good reason" (as defined therein). The agreements also terminate upon the death, disability or retirement of the Executive. Depending on the reason for the termination and when it occurs, the Executive will be entitled to certain severance benefits.

     If the Executive is terminated without cause or resigns for good reason, then in addition to accrued salary, vested benefits, and a pro-rata portion of his annual bonus earned through the date of termination, the executive will be entitled to (i) a severance payment equal to one times his base salary in effect as of the date of termination (or, if the termination occurs within two year following a change in control of the Company, 2.5 times the sum of (1) his base salary in effect as of the date of termination, and (2) the greater of the average of the annual bonuses earned by him for the two prior fiscal years, or his target bonus for the year in which the date of termination occurs), (ii) continuation of health and welfare benefits during the applicable COBRA period as if he had not terminated employment, and (iii) vesting of all outstanding equity awards.

     The employment agreements provide that if a payment to or for the benefit of an Executive would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, then he will receive a full gross up of any excise tax imposed, including income and excise taxes on such gross-up amount, subject to a $50,000 threshold benefit amount.


Item 9.01  Financial Statements and Exhibits

(c)    Exhibits

     EXHIBIT NO.           DESCRIPTION
-----------------------    -----------------------------------------------------
        10.1               Employment Agreement by and between LHC Group, Inc.,
                           a Delaware corporation, and Keith G. Myers, to be effective as of January 1, 2008.

        10.2 Employment Agreement by and between LHC Group, Inc., a Delaware corporation, and John L. Indest, to be effective as of January 1, 2008.

        10.3 Employment Agreement by and between LHC Group, Inc., a Delaware corporation, and Peter J. Roman, to be effective as of January 1, 2008.

        10.4 Employment Agreement by and between LHC Group, Inc., a Delaware corporation, and Daryl Doise, to be effective as of June 1, 2008.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         LHC GROUP, INC.


                                         By: /s/ Keith G. Myers
                                             -----------------------------------
                                             Keith G. Myers
                                             Chief Executive Officer


Dated: January 4, 2008

                                INDEX TO EXHIBITS


     EXHIBIT NO.           DESCRIPTION
-----------------------    -----------------------------------------------------
        10.1               Employment Agreement by and between LHC Group, Inc.,
                           a Delaware corporation, and Keith G. Myers, to be effective as of January 1, 2008.

        10.2 Employment Agreement by and between LHC Group, Inc., a Delaware corporation, and John L. Indest, to be effective as of January 1, 2008.

        10.3 Employment Agreement by and between LHC Group, Inc., a Delaware corporation, and Peter J. Roman, to be effective as of January 1, 2008.

        10.4 Employment Agreement by and between LHC Group, Inc., a Delaware corporation, and Daryl Doise, to be effective as of June 1, 2008.